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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-26013 and 33-48549.





ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
March 20, 1996